United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 15, 2021

Date of Report (Date of earliest event reported)

Blue Safari Group Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40473	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cheung Kong Center, 58 Floor, Unit 5801 2 Queens Road Central Central Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, with no par value and one right to receive one-tenth of one Class A ordinary share	BSGAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	BSGA	The Nasdaq Stock Market LLC
Rights included as part of the units	BSGAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

As previously disclosed in the Current Report on Form 8-K filed by the Blue Safari Group Acquisition Corp., a British Virgin Islands business company (“Blue Safari”) with the Securities and Exchange Commission on November 18, 2021, Blue Safari entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) dated November 18, 2021 by and among Blue Safari, Blue Safari Mini Corp., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a wholly-owned subsidiary of Blue Safari (“SPAC Sub”), and Bitdeer Technologies Holding Company, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Bitdeer” or the “Company”).

On December 15, 2021, Blue Safari entered into an Amended and Restated Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”) by and among (i) Blue Safari, (ii) Bitdeer Technologies Group, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“BTG”), (iii) Blue Safari Merge Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 1”), (iv) Blue Safari Merge II Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 2”), (v) Bitdeer Merge Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of BTG (“Merger Sub 3”, and together with BTG, Merger Sub 1 and Merger Sub 2, the “Acquisition Entities”), (vi) SPAC Sub, and (vii) the Company, to amend and restate the Original Merger Agreement.

The Merger Agreement amended and restated the Original Merger Agreement to effect a change in structure of the business combination without affecting any underlying economic interests, whereby (a) Merger Sub 1 will merge with and into Blue Safari with Blue Safari being the surviving entity (the “First SPAC Merger”) and becoming a wholly owned subsidiary of BTG, (b) immediately following the First SPAC Merger, Blue Safari will merge with and into Merger Sub 2 with Merger Sub 2 being the surviving entity (the “Second SPAC Merger”, and together with the First SPAC Merger, the “Initial Mergers”), and (c) following the Initial Mergers, Merger Sub 3 will merge with and into the Company (the “Acquisition Merger” and together with the Initial Mergers, the “Mergers”), with the Company being the surviving entity and becoming a wholly owned subsidiary of BTG. The Merger Agreement and the transactions contemplated therein were unanimously approved by the boards of directors of each of Blue Safari, BTG, Merger Sub 1, Merger Sub 2, Merger Sub 3, and Bitdeer.

The Mergers and other transactions contemplated by the Merger Agreement (the “Business Combination”) are expected to be consummated after obtaining the required approval by the shareholders of Blue Safari and Bitdeer and the satisfaction of certain other customary closing conditions.

Merger Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement, immediately prior to the effective time of the First SPAC Merger, each outstanding units of Blue Safari shall automatically be detached and the holder thereof shall be deemed to hold such number of Class A ordinary shares and rights of Blue Safari in accordance with the terms of the applicable units. In addition, upon the effective time of the First SPAC Merger, (i) each issued and outstanding ordinary share in Blue Safari will be cancelled and exchanged for the right to receive one class A ordinary share in BTG (“BTG Class A Ordinary Share”), which will trade in the United States in the form of American Depositary Shares (“ADSs”), and (ii) each SPAC Right will be cancelled and exchanged for the right to receive one-tenth (1/10) of a BTG Class A Ordinary Share in the same manner as SPAC Ordinary Share as set forth in subclause (iii) with fractional shares to be either rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of British Virgin Islands law.

Upon the effective time of the Acquisition Merger, (i) each issued and outstanding ordinary share and preferred share in Bitdeer will be cancelled and exchanged for the right to receive such number of BTG Class A Ordinary Share equal to the Exchange Ratio (as defined in the Merger Agreement), which will trade in the United States in the form of ADSs, provided that each issued and outstanding Key Executive Share (as defined in the Merger Agreement) will be cancelled and exchanged for the right to receive such number of Class V Ordinary Shares in BTG equal to the Exchange Ratio; (ii) each issued and outstanding Company restricted share unit will be converted into an award of restricted share units, representing the rights to receive BTG Class A Ordinary Share under the 2021 Equity Incentive Plan of BTG, each subject to substantially the same terms, as adjusted for the Exchange Ratio; (iii) the outstanding Company Convertible Note (as defined in the Merger Agreement) will be assumed by BTG and represent the rights to receive BTG Class A Ordinary Share, subject to the same terms and conditions, as adjusted for the Exchange Ratio; and (iv) each Dissenting Share (as defined in the Merger Agreement) will represent only the right to receive the applicable payments set forth in the Merger Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains representations and warranties of each of the parties thereto that are customary for transactions of this type, many of which are qualified by materiality and “Material Adverse Effect” (as defined in the Merger Agreement) standards. The representations and warranties of the respective parties to the Merger Agreement will not survive the closing of the Acquisition Merger (the “Acquisition Closing”).

The Merger Agreement contains certain covenants, including, among other things, providing for (i) the parties to conduct their respective business in the ordinary course through the Acquisition Closing; (ii) the parties to not initiate any negotiations or enter into any agreements for certain transactions; (iii) Blue Safari to prepare and file a registration statement (the “Registration Statement”) and take certain other actions to obtain the approval of the Transactions by the shareholders of Blue Safari; and (iv) the parties to use reasonable best efforts to consummate and implement the transactions contemplated by the Merger Agreement.

Conditions to Each Party’s Obligations

The Closings are subject to the satisfaction or waiver of certain customary conditions by the parties thereto, including, among others, (i) approval of the mergers and the transactions contemplated by the Merger Agreement by the shareholders of Blue Safari and Bitdeer; (ii) effectiveness of the Registration Statement; (iii) expiration or termination of the waiting period under antitrust laws; and (iv) receipt of approval for listing on the Nasdaq Stock Market of BTG’s securities.

The obligations of Blue Safari and SPAC Sub (the "Blue Safari Parties") to consummate the Transactions also are conditioned upon, among other things, (i) the accuracy of the representations and warranties of Bitdeer and the Acquisition Entities (subject to customary bring-down standards), (ii) the covenants of Bitdeer and the Acquisition Entities having been performed in all material respects; and (iii) no Material Adverse Effect (as defined in the Merger Agreement) with respect to Bitdeer and the Acquisition Entities shall have occurred.

The obligations of Bitdeer to consummate the Transactions also are conditioned upon, among other things, (i) the accuracy of the representations and warranties of Blue Safari Parties (subject to customary bring-down standards), and (ii) the covenants of Blue Safari Parties having been performed in all material respects.

Termination

The Merger Agreement may be terminated at any time prior to the Acquisition Closing,

(i)          by mutual consent of Blue Safari and Bitdeer;

(ii)         by either Blue Safari or Bitdeer if the Transactions are not consummated on or before May 31, 2022, provided that the terminating party’s failure to fulfill any of its obligations under the Merger Agreement is not the primary cause of the failure of the Acquisition Closing to occur by such date;

(iii)        by either Blue Safari or Bitdeer if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently enjoining or prohibiting the Merger, which order, decree, judgment, ruling or other action is final and nonappealable;

(iv)        by either Blue Safari or Bitdeer if, at the special meeting of Blue Safari’s shareholders, the Transactions and the other Blue Safari Shareholder Approval Matters shall fail to be approved;

(v)         by Blue Safari if Bitdeer shall fail to obtain Bitdeer Shareholder Approval within five (5) business days after the effectiveness date of the Registration Statement; or

(vi)        by Blue Safari, Bitdeer or any Acquisition Entity if the other party has materially breached any of its representations, warranties, agreements or covenants which would result in the failure of certain conditions to be satisfied at the Closing and has not cured its breach prior to the earlier of 15 days of the notice of describing the breach and the Outside Closing Date, provided that the terminating party is not in breach of any of its representations, warranties, covenants or agreements contained in the Merger Agreement that would cause the failure of the Closing to occur.

The foregoing description of the Merger Agreement and the Mergers and other transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement and related agreements. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates set forth thereunder. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been included as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) to provide information regarding its terms. It is not intended to provide any other factual information about Blue Safari, Bitdeer, or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Blue Safari’s public disclosures.

Voting and Support Agreement

Concurrently with the execution of the Merger Agreement, BTG, Blue Safari and Bitdeer also entered into a voting and support agreement (the “Voting and Support Agreement”) with certain Company shareholder (the “Supporting Shareholder”) with respect to the shares of Bitdeer currently owned by the Supporting Shareholder. The Voting and Support Agreement provides that the Supporting Shareholder will appear at shareholders meetings of Bitdeer and vote, consent or approve the Merger Agreement and the Transactions, whether at a shareholder meeting of Bitdeer or by written consent. It further provides that the Supporting Shareholder will vote against (or act by written consent against) any alternative proposals or actions that would impede, interfere with, delay, postpone or adversely affect the Merger or any of the Transactions.

The foregoing description of the Voting and Support Agreement is qualified in its entirety by reference to the full text of such agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference is an investor presentation (the “Investor Presentation”) that will be used by Blue Safari in making presentations to certain of the Blue Safari shareholders and other persons with respect to the transactions contemplated by the Merger Agreement. The Investor Presentation and the information in this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will,” “are expected to,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “pro forma,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Bitdeer’s industry and market sizes, future opportunities for Bitdeer and Blue Safari, Bitdeer’s estimated future results and the proposed Business Combination between Blue Safari and Bitdeer, including pro forma market capitalization, pro forma revenue, the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the proposed Business Combination. Such forward-looking statements are based upon the current beliefs and expectations of Blue Safari’s and Bitdeer’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond Blue Safari’s or Bitdeer’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither Blue Safari nor Bitdeer undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Blue Safari intends to file relevant materials with the SEC, including a proxy statement which will be part of a registration statement on Form F-4 (the “Registration Statement”) to register securities to be issued in connection with the Business Combination, and will file other documents regarding the proposed Business Combination with the SEC. Blue Safari’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement filed in connection with the proposed Business Combination, as these materials will contain important information about Bitdeer, Blue Safari, and the proposed Business Combination. Promptly after the Registration Statement is declared effective by the SEC, Blue Safari will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the Registration Statement. Before making any voting or investment decision, investors and shareholders of Blue Safari are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Business Combination. The documents filed by Blue Safari with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Blue Safari and their directors and executive officers may be deemed participants in the solicitation of proxies from Blue Safari’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the proposed Transactions will be included in the Registration Statement for the Business Combination when available at www.sec.gov. Information about Blue Safari’s directors and executive officers and their ownership of Blue Safari shares is set forth in Blue Safari’s prospectus for its initial public offering. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement pertaining to the Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Bitdeer and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Blue Safari in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Registration Statement for the Business Combination when available.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Amended and Restated Agreement and Plan of Merger, dated as of December 15, 2021, by and among Blue Safari, the Company, SPAC Sub, BTG, Merger Sub 1, Merger Sub 2 and Merger Sub 3.

10.1*	Voting and Support Agreement, dated as of December 15, 2021, by and among Blue Safari, the Company and certain shareholders of the Company.

99.1	Investor Presentation

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2021

BLUE SAFARI GROUP ACQUISITION CORP.

By:	/s/ Naphat Sirimongkolkasem
Name:	Naphat Sirimongkolkasem
Title:	Chief Financial Officer